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Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 1350 OF
CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

        For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Robert Bitterman, the President and Chief Executive Officer of Isolagen, Inc. (the "Company"), hereby certifies that:

  i.
  the Annual Report on Form 10-K of the Company for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Commission Act of 1934; and

  ii.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2005

By:	/s/ ROBERT BITTERMAN Robert Bitterman President and Chief Executive Officer Isolagen, Inc.

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CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE